                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: February 08, 1999
                    Capita Equipment Receivables Trust 1997-1

A New York                  Commission File                      I.R.S. Employer
Corporation                 No. 333-34793                        No. 13-7135550

                       c/o AT&T Capital Corporation
                   2 Gatehall Drive Parsippany, NJ 07054
                      Telephone Number (973)606-3500

Items. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date: February 8, 1999 Payment Date: February 16, 1999 Collection Period: January 31, 1999

I. Information Regarding the Contracts

   1.  Contract Pool Principal Balance
       a.  Beginning of Collection Period                                                 $ 715,722,200.11
       b.  End of Collection Period                                                       $ 684,554,092.82
       c.  Reduction for Collection Period                                                $  31,168,106.19
   2.  Delinquent Scheduled Payments
       a.  Beginning of Collection Period                                                 $  11,619,674.97
       b.  End of Collection Period                                                       $  13,077,022.63
   3.  Liquidated Contracts
       a.  Number of Liquidated Contracts
           with respect to Collection Period                                                           265
       b.  Required Payoff Amounts of Liquidated Contracts                                $   1,999,454.77
       c.  Total Reserve for Liquidation Expenses                                         $              -
       d.  Total Liquidation Proceeds Received                                            $     411,023.92
       e.  Liquidation Proceeds Allocated to Owner Trust                                  $     362,969.44
       f.  Liquidation Proceeds Allocated to Depositor                                    $      48,054.48
       g.  Current Realized Losses                                                        $   1,636,485.33
   4.  Prepaid Contacts
       a.  Number of Prepaid Contracts with respect
           to Collection Period                                                                        373
       b.  Required Payoff Amounts of Prepaid Contracts                                   $   8,257,566.42
   5.  Purchased Contracts (by TCC)
       a.  Number of Contracts Purchased by TCC with
           respect to Collection Period                                                                  0
       b.  Required Payoff Amounts of Purchased Contracts                                 $              -

6. Delinquency Status of Contracts (End of Collection Period)


                                --------------------------------------------------------------------------
                                                                                          % of Aggregate
                                      Number of     % of        Aggregate Required        Required Payoff
                                      Contracts   Contracts       Payoff Amounts              Amounts
                                 --------------------------------------------------------------------------
        a.  Current                     57,233      90.18%        $ 629,945,293.26             90.30%
        b.  31-60 days                   3,217       5.07%        $  38,088,791.26              5.46%
        c.  61-90 days                   1,429       2.25%        $  15,257,177.59              2.19%
        d.  91-120 days                    672       1.06%        $   6,581,864.64              0.94%
        e.  120+ days                      915       1.44%        $   7,757,988.70              1.11%
        f.  Total                       63,466     100.00%        $ 697,631,115.45            100.00%

7. Historical Delinquency Experience with Respect to Contracts

       ---------------------------------------------------------------------------------------------------------------------------
                                      % of                      % of                     % of                       % of
                                   Aggregate                 Aggregate                Aggregate                   Aggregate
                                Required Payoff           Required Payoff          Required Payoff             Required Payoff
                                    Amounts                   Amounts                  Amounts                     Amounts
            Collection
              Periods        31-60 Days Past Due       61-90 Days Past Due      91-120 Days Past Due        120+ Days Past Due
       ---------------------------------------------------------------------------------------------------------------------------
            01/31/99                 5.46%                     2.19%                    0.94%                       1.11%
            12/31/98                 5.26%                     1.86%                    0.90%                       0.93%
            11/30/98                 5.07%                     1.66%                    0.78%                       0.88%
            10/31/98                 3.93%                     1.32%                    0.66%                       0.98%
            09/30/98                 3.98%                     1.18%                    0.62%                       0.94%
            08/31/98                 3.34%                     1.23%                    0.53%                       0.60%
            07/31/98                 3.28%                     1.12%                    0.52%                       0.85%
            06/30/98                 2.76%                     1.14%                    0.58%                       0.81%
            05/31/98                 3.63%                     1.12%                    0.61%                       0.75%
            04/30/98                 3.46%                     1.03%                    0.63%                       0.69%
            03/31/98                 3.30%                     1.26%                    0.51%                       0.63%
            2/28/98                  6.09%                     1.42%                    0.59%                       0.52%
            1/31/98                  3.34%                     0.96%                    0.41%                       0.26%
            12/31//97                3.17%                     0.86%                    0.36%                       0.01%
            11/30/97                 2.89%                     0.49%                    0.00%                       0.00%

8. Historical Loss Experience With Respect to Contracts

                                        ------------------------------------------------------------------------------------------
                                                Collection        3 Collection       6 Collection Periods     Cumulative Since
                                                  Period         Periods Ending             Ending              Cut-off Date
                                                January-99         January-99             January-99
                                        ------------------------------------------------------------------------------------------
   a.  Number of Liquidated Contracts              265                719                   1,521                   3,022
   b.  Number of Liquidated
       Contracts as a Percentage
       of Initial Contracts                       0.350%             0.950%                 2.011%                 3.995%
   c.  Required Payoff Amounts of
       Liquidated Contracts                    1,999,454.77       7,747,945.32          15,344,997.56           30,363,361.05
   d.  Liquidation Proceeds Allocated
       to Owner Trust                            362,969.44       1,265,147.24           2,577,796.28            4,034,207.02
   e.  Aggregate Current Realized
       Losses                                  1,636,485.33       6,482,798.08          12,767,201.28           26,329,154.03
   f.  Aggregate Current Realized
       Losses as a Percentage of
       Cut-off Date Contract Pool
       Principal Balance                          0.143%             0.565%                 1.113%                 2.296%

II. Information Regarding the Securities

    1.  Summary of Balance Information

        --------------------------------------------------------------------------------------------------------------------------
                                                        Principal Balance as of     Class Factor as of     Principal Balance as of
                           Class             Coupon        February 16, 1999        February 16, 1999         January 15, 1999
                                              Rate            Payment Date             Payment Date             Payment Date
        --------------------------------------------------------------------------------------------------------------------------
     a.  Class A-1 Notes                    5.790000%             $0.00                   0.00000                    $0.00
     b.  Class A-2 Notes                    6.030000%        $120,392,783.41              0.47775               $147,114,561.66
     c.  Class A-3 Notes                    6.120000%        $153,000,000.00              1.00000               $153,000,000.00
     d.  Class A-4 Notes                    6.190000%        $261,210,000.00              1.00000               $261,210,000.00
     e.  Class A-5 Notes                    5.125000%         $59,798,332.03              0.56951               $ 62,787,313.42
     f.  Class B Notes                      6.450000%         $68,820,000.00              1.00000               $ 68,820,000.00
     g.  Class C Notes (Quarterly Paying)   6.480000%         $34,410,000.00              1.00000               $ 34,410,000.00
     h.  Total                                 N.A.          $697,631,115.45              0.60825               $727,341,875.08

        ----------------------------------------------------------
                                             Class Factor as of
                           Class              January 15, 1999
                                                Payment Date
        ----------------------------------------------------------

     a.  Class A-1 Notes                           0.00000
     b.  Class A-2 Notes                           0.58379
     c.  Class A-3 Notes                           1.00000
     d.  Class A-4 Notes                           1.00000
     e.  Class A-5 Notes                           0.59797
     f.  Class B Notes                             1.00000
     g.  Class C Notes (Quarterly Paying)          1.00000
     h.  Total                                     0.63416


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $697,631,115.45 and the CCA Balance is $70,939,344.98.

2.  Monthly Principal Amount
    a.  Principal Balance of Notes
        (End of Prior Collection Period)                                                       $727,341,875.08
    b.  Contract Pool Principal Balance (End of Collection Period)                             $684,554,092.82
    c.  Monthly Principal Amount                                                               $ 42,787,782.26
3.  Gross Collections
    a.  Scheduled Payments Received                                                            $ 24,370,214.70
    b.  Liquidation Proceeds Allocated to Owner Trust                                          $    362,969.44
    c.  Required Payoff Amounts of Prepaid Contracts                                           $  8,257,566.42
    d.  Required Payoff Amounts of Purchased Contracts                                         $             -
    e.  Proceeds of Clean-up Call                                                              $             -
    f.  Investment Earnings on Collection, Note Distribution and Class C Funding Accounts      $     89,629.59
    g.  Extension Fees Allocated to Owner Trust                                                $      5,889.44
    h.  Total Gross Collections (sum of (a) through (g))                                       $ 33,086,269.59
4.  Determination of Available Funds
    a.  Total Gross Collections                                                                $ 33,086,269.59
    b.  Withdrawal from Cash Collateral Account                                                $  1,119,731.67
    c.  Total Available Funds                                                                  $ 34,206,001.26
5.  Class A-5 Swap
    a.  Payment Details
        1- Class A-5 Assumed Fixed Rate                                                               6.250000%
        2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                            0.0833333
        3- Class A-5 Interest Rate (Libor + .125%)                                                    5.125000%
        4- Class A-5 Interest Rate Day Count (Actual/360)                                            0.0888889
        5- Class A-5 Principal Amount                                                          $ 62,787,313.42
    b.  Net Payment Calculation
        1- Class A-5 Assumed Fixed Payment                                                     $    327,017.26
        2- Class A-5  Interest Payment                                                         $    286,031.09
        3- Net Class A-5 Swap Payment From/(To) the Trust                                      $     40,986.16

6. Application of Available Funds

      ----------------------------------------------------------------------------------------------------
                      Item                                          Amount       Remaining Available Funds
      ----------------------------------------------------------------------------------------------------
   a.  Total Available Funds                                                               34206001.26
   b.  Servicing Fee                                                745543.95              33460457.32
   c.  Interest on Notes:
       i)        Class A-1 Notes                                         0.00              33460457.32
       ii)       Class A-2 Notes                                    739250.67              32721206.64
       iii)      Class A-3 Notes                                    780300.00              31940906.64
       iv)       Class A-4 Notes                                   1347408.25              30593498.39
       v)        Class A-5 Swap Net Settlement                       40986.16              30552512.23
       vi)       Class A-5 Notes                                    286031.09              30266481.13
       vii)      Class B Notes                                      369907.50              29896573.63
       viii)     Class C Funding Account                            185814.00              29710759.63
   d.  Principal on Notes:
       i)        Class A-1 Notes                                         0.00              29710759.63
       ii)       Class A-2 Notes                                26,721,778.25               2988981.38
       iii)      Class A-3 Notes                                         0.00               2988981.38
       iv)       Class A-4 Notes                                         0.00               2988981.38
       v)        Class A-5 Notes                                 2,988,981.38                     0.00
       vi)       Class B Notes                                           0.00                     0.00
       vii)      Class C Funding Account                                 0.00                     0.00
   e.  Deposit to Cash
       Collateral Account                                                0.00                     0.00
   f.  Amount to be applied in
       accordance with CCA
       Loan Agreement                                                    0.00                     0.00
   g.  Balance, if any, to Equity Certificates                           0.00                     0.00

7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

       Collection Period                                  November-98               December-98               January-99
       Beginning Balance                                      0.00                   185,814.00               371,628.00
       Principal Deposited                                    0.00                      0.00                     0.00
       Interest Deposited                                  185,814.00                185,814.00               185,814.00
       ------------------                                 -----------               -----------              ----------
       Total Amount Available for Distribution             185,814.00                371,628.00               557,442.00
       Amount Distributed                                           0                         0               557,442.00
       ------------------                                 -----------               -----------              ----------
       Ending Balance                                      185,814.00                371,628.00                 0.00

8. Quarterly Application of Available funds in the Class C Funding Account

   ----------------------------------------------------------------------------------------------------
       Item                                                  Amount           Remaining Available Funds
   ----------------------------------------------------------------------------------------------------
   a.  Total Available Funds                                                         557,442.00
   b.  Interest to Class C Note Holders                    557,442.00                   0.00
   c.  Principal to Class C Note Holders                       0                        0.00

III. Information Regarding the Cash Collateral Account

1. Balance Reconciliation

     ----------------------------------------------------------------------------------------------------
                                                                                   February 16, 1999
                            Item                                                      Payment Date
     ----------------------------------------------------------------------------------------------------
     a.  Available Cash Collateral Amount (Beginning)                                    $72,059,076.65
     b.  Deposits to Cash Collateral Account (II.5(f))                                   $            -
     c.  Withdrawals from Cash Collateral Account                                        $ 1,119,731.67
     d.  Releases of Cash Collateral Account Surplus
         (Excess, if any of (a) plus (b) minus (c) over (f))                             $            -
     e.  Available Cash Collateral Amount (End)
         (Sum of (a) plus (b) minus (c) minus (d))                                       $ 70,939,344.98
     f.  Requisite Cash Collateral Amount                                                $ 71,264,120.52
     g.  Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))             $    324,775.54
 2.      Calculation of Requisite Cash Collateral Amount
     a.  For Payment Dates from, and including, the
         December  1997 Payment Date  to,
         and including, the December 1998 Payment Date
         1) Initial Cash Collateral Amount                                               $ 83,153,171.00
     b.  For Payment Dates from, and including, the
         November 1998 Payment Date until
          the Final Payment Date, the sum of
         1) 8.5% of the Contract Pool Principal Balance                                  $ 58,187,097.89
         2) The Aggregate Principal Balance of the Notes                                 $             -
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance
         3) Total ((1) plus (2))                                                         $ 71,264,120.52
     c.  Floor equal to the lesser of
          1) 2% of Cut-Off Date Contract Pool Principal                                  $ 22,938,806.00
         Balance ($22,938,806); and
         2) the Aggregate Principal Balance of the Notes                                 $697,631,115.45
     d.  Requisite Cash Collateral Amount                                                $ 71,264,120.52


 3.      Calculation of Cash Collateral Account Withdrawals
     a.  Interest Shortfalls                                                                         $ -
     b.  Principal Deficiency Amount                                                      $ 1,119,731.67
     c.  Principal Payable at Stated Maturity Date of
         Class of Notes or Equity Certificates                                                       $ -
     d.  Total Cash Collateral Account Withdrawals                                          1,119,731.67

IV. Information Regarding Distributions on Securities

  ---------------------------------------------------------------------------------------------------------------------------------
                 Distribution                         Class A-1           Class A-2            Class A-3           Class A-4
                    Amounts                             Notes               Notes                Notes               Notes
  ---------------------------------------------------------------------------------------------------------------------------------
  1. Interest Due                                       $  -          $    739,250.67         $ 780,300.00        $ 1,347,408.25
  2. Interest Paid                                      $  -          $    739,250.67         $ 780,300.00        $ 1,347,408.25
  3. Interest Shortfall
     ((1) minus (2))                                    $  -          $             -                  $ -                   $ -
  4. Principal Due                                      $  -          $ 26,721,778.25                  $ -                   $ -
  5. Principal Paid                                     $  -          $ 26,721,778.25                  $ -                   $ -
  6. Total Distribution Amount
     ((2) plus (4))                                     $  -          $ 27,461,028.92         $ 780,300.00        $ 1,347,408.25

  -----------------------------------------------------------------------------------------------------------------------
                 Distribution           Class A-5               Class B             Class C
                    Amounts               Notes                  Notes               Notes               Totals
  -----------------------------------------------------------------------------------------------------------------------
  1. Interest Due                     $   286,031.09        $ 369,907.50        $ 557,442.00        $  4,080,339.52
  2. Interest Paid                    $   286,031.09        $ 369,907.50        $ 557,442.00        $  4,080,339.52
  3. Interest Shortfall
     ((1) minus (2))                  $            -        $          -        $          -        $             -
  4. Principal Due                    $ 2,988,981.38        $          -        $          -        $ 29,710,759.63
  5. Principal Paid                   $ 2,988,981.38        $          -        $          -        $ 29,710,759.63
  6. Total Distribution Amount
     ((2) plus (4))                   $ 3,275,012.48        $ 369,907.50        $ 557,442.00        $ 33,791,099.15

V. Information Regarding Other Pool Characteristics

  ----------------------------------------------------------------------------------------------------
                                                         As of End of              As of End of
                         Item                             January-99               December-98
                                                      Collection Period         Collection Period
  ----------------------------------------------------------------------------------------------------
 1.  Original Contract Characteristics
     a.  Original Number of Contracts                          75,651                     N.A.
     b.  Cut-Off Date Contract Pool
         Principal Balance                                 $1,146,940,285                 N.A.
     c.  Original Weighted Average
          Remaining Term (in months)                            46.6                      N.A.
     d.  Weighted Average Original Term
         (in months)                                            53.7                      N.A.
 2.  Current Contract Characteristics
     a.  Number of Contracts                                   63,466                    64,500
     b.  Average Contract Principal Balance                   $10,786                   $11,096
     c.  Weighted Average Remaining Term                        35.1                      35.8



VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

 ---------------------------------------------------------------------------
                                                        Since Issue
   Period                                                   CPR
 ---------------------------------------------------------------------------
   0                 December-97                          -0.436%
   1                 January-98                            5.709%
   2                 February-98                           6.693%
   3                  March-98                             6.904%
   4                  April-98                             7.280%
   5                   May-98                              7.462%
   6                   June-98                             6.903%
   7                   July-98                             7.298%
   8                  August-98                            7.115%
   9                September-98                           7.118%
  10                 October-98                            6.694%
  11                 November-98                           6.643%
  12                 December-98                           7.065%
  13                 January-99                            7.152%
  14                 February-99                           7.261%

VII. Purchased, Liquidated and Paid Contracts

       A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on February 16, 1999

    This Certificate shall; constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T Capital Corporation

                                 Thomas G. Adams
                                 ---------------
                                 Thomas G. Adams
                   Senior Vice President, Financial Reporting